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                 SUPPLEMENT TO THE ADVISOR CLASS PROSPECTUS AND
                      STATEMENT OF ADDITIONAL INFORMATION

               CREDIT SUISSE WARBURG PINCUS EMERGING MARKETS FUND

         CREDIT SUISSE WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND

The following information supersedes certain information in the funds' Prospectus and Statement of Additional Information.

Effective on or about December 12, 2001, the Credit Suisse Warburg Pincus family of funds will be renamed the "Credit Suisse" family of funds, and each fund's name will be changed to reflect this new designation. In addition, beginning on or about December 12, the fund family's new internet address will be changed to www.creditsuissefunds.com and the net asset values of the Credit Suisse family of funds will be listed in The Wall Street Journal under the heading "Credit Suisse." You can also find information about the Credit Suisse family of funds by calling 800-222-8977.

In addition, effective on or about December 12, 2001, the following change will be implemented for the Emerging Markets Fund only:

- The fund's Advisor Class will be closed to new investments, except for reinvestments of dividends. Advisor Class shareholders as of the close of business on December 12, 2001 may continue to hold Advisor Class shares but will be unable to add to their accounts. Although no further shares can be purchased, shareholders can redeem their Advisor Class shares through any available method.

Dated: November 8, 2001                                            ADEAG-16-1101